FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Quickloan	26	7,122,398.01	100.00	7.313	614	87.93

Total:	26	7,122,398.01	100.00	7.313	614	87.93

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.501 - 6.000	1	233,034.92	3.27	5.900	664	85.00
6.001 - 6.500	4	1,402,831.37	19.70	6.424	615	85.96
6.501 - 7.000	6	1,420,944.75	19.95	6.862	608	88.62
7.001 - 7.500	4	1,106,919.62	15.54	7.400	609	91.28
7.501 - 8.000	5	1,580,626.02	22.19	7.776	623	85.00
8.001 - 8.500	6	1,378,041.33	19.35	8.323	606	90.37

Total:	26	7,122,398.01	100.00	7.313	614	87.93

Min: 5.900
Max: 8.500
Weighted Average: 7.313

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

50,000.01 - 100,000.00	1	85,288.53	1.20	7.000	617	95.00
100,000.01 - 150,000.00	4	493,596.94	6.93	7.491	630	92.23
150,000.01 - 200,000.00	1	198,000.00	2.78	7.300	586	90.00
200,000.01 - 250,000.00	2	481,474.98	6.76	7.242	677	85.00
250,000.01 - 300,000.00	7	1,934,168.71	27.16	7.638	623	90.78
300,000.01 - 350,000.00	6	1,928,057.35	27.07	7.340	600	85.90
350,000.01 - 400,000.00	2	710,671.91	9.98	6.849	589	87.50
400,000.01 - 450,000.00	2	836,389.59	11.74	7.309	595	85.88
450,000.01 - 500,000.00	1	454,750.00	6.38	6.500	647	85.00

Total:	26	7,122,398.01	100.00	7.313	614	87.93

Min: $ 85,288.53
Max: $ 454,750.00
Average: $273,938.39

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	12	3,319,681.66	46.61	7.601	614	87.91
ARM 2/28 - IO	9	2,665,848.92	37.43	7.154	613	87.41
Fixed 30 yr	5	1,136,867.43	15.96	6.848	618	89.18

Total:	26	7,122,398.01	100.00	7.313	614	87.93

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	21	5,985,530.58	84.04	7.402	614	87.69
Fixed	5	1,136,867.43	15.96	6.848	618	89.18

Total:	26	7,122,398.01	100.00	7.313	614	87.93

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

3	21	5,894,566.25	82.76	7.275	617	88.25
4	3	583,240.06	8.19	7.635	637	87.87
6	2	644,591.70	9.05	7.373	573	85.00

Total:	26	7,122,398.01	100.00	7.313	614	87.93

Min: 3
Max: 6
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	26	7,122,398.01	100.00	7.313	614	87.93

Total:	26	7,122,398.01	100.00	7.313	614	87.93

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

80.01 - 85.00	12	3,822,616.53	53.67	7.260	619	85.00
85.01 - 90.00	8	2,145,802.29	30.13	7.153	593	89.33
90.01 - 95.00	6	1,153,979.19	16.20	7.788	638	95.00

Total:	26	7,122,398.01	100.00	7.313	614	87.93

Min: 85.00
Max: 95.00
Weighted Average: 87.93

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

525 - 549	1	321,742.78	4.52	8.250	533	85.00
575 - 599	8	2,339,750.50	32.85	7.229	587	88.10
600 - 624	10	2,533,064.93	35.56	7.304	610	88.79
625 - 649	2	785,571.45	11.03	7.111	644	85.00
650 - 674	2	495,999.90	6.96	7.008	668	85.00
675 - 699	2	532,656.43	7.48	7.833	686	90.34
700 - 724	1	113,612.02	1.60	6.900	709	95.00

Total:	26	7,122,398.01	100.00	7.313	614	87.93

Min: 533
Max: 709
NZ Weighted Average: 614

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	25	6,873,957.95	96.51	7.271	612	88.03
Purchase	1	248,440.06	3.49	8.500	689	85.00

Total:	26	7,122,398.01	100.00	7.313	614	87.93

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	20	5,357,687.13	75.22	7.162	619	88.20
PUD	6	1,764,710.88	24.78	7.773	601	87.08

Total:	26	7,122,398.01	100.00	7.313	614	87.93

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	17	4,334,848.09	60.86	7.263	608	89.33
Stated	9	2,787,549.92	39.14	7.392	624	85.75

Total:	26	7,122,398.01	100.00	7.313	614	87.93

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	24	6,610,992.97	92.82	7.242	609	88.15
Non-Owner Occupied	2	511,405.04	7.18	8.238	680	85.00

Total:	26	7,122,398.01	100.00	7.313	614	87.93

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	17	5,045,967.65	70.85	7.120	619	87.52
Florida	7	1,446,841.33	20.31	8.010	601	89.43
Nevada	2	629,589.03	8.84	7.264	605	87.75

Total:	26	7,122,398.01	100.00	7.313	614	87.93

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

12	1	284,216.37	3.99	7.250	684	95.00
24	20	5,737,090.52	80.55	7.354	610	87.80
36	5	1,101,091.12	15.46	7.117	617	86.74

Total:	26	7,122,398.01	100.00	7.313	614	87.93

Loans with Penalty: 100.00

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	1	233,034.92	3.89	5.900	664	85.00
5.001 - 5.500	4	1,183,662.71	19.78	6.506	619	86.72
5.501 - 6.000	3	893,651.05	14.93	6.935	614	89.03
6.001 - 6.500	6	1,809,542.84	30.23	7.566	594	87.27
6.501 - 7.000	7	1,865,639.06	31.17	8.222	622	88.39

Total:	21	5,985,530.58	100.00	7.402	614	87.69

Min: 4.650
Max: 6.990
Weighted Average (>0): 6.130

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.501 - 12.000	1	233,034.92	3.89	5.900	664	85.00
12.001 - 12.500	3	1,046,862.71	17.49	6.500	619	86.29
12.501 - 13.000	4	1,030,451.05	17.22	6.884	615	89.16
13.001 - 13.500	3	822,703.25	13.74	7.452	583	90.00
13.501 - 14.000	5	1,580,626.02	26.41	7.776	623	85.00
14.001 - 14.500	5	1,271,852.63	21.25	8.341	607	89.98

Total:	21	5,985,530.58	100.00	7.402	614	87.69

Min: 11.900
Max: 14.500
Weighted Average (>0): 13.402

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.501 - 6.000	1	233,034.92	3.89	5.900	664	85.00
6.001 - 6.500	3	1,046,862.71	17.49	6.500	619	86.29
6.501 - 7.000	4	1,030,451.05	17.22	6.884	615	89.16
7.001 - 7.500	3	822,703.25	13.74	7.452	583	90.00
7.501 - 8.000	5	1,580,626.02	26.41	7.776	623	85.00
8.001 - 8.500	5	1,271,852.63	21.25	8.341	607	89.98

Total:	21	5,985,530.58	100.00	7.402	614	87.69

Min: 5.900
Max: 8.500
Weighted Average (>0): 7.402

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.000	21	5,985,530.58	100.00	7.402	614	87.69

Total:	21	5,985,530.58	100.00	7.402	614	87.69

Min: 3.000
Max: 3.000
Weighted Average (>0): 3.000

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	21	5,985,530.58	100.00	7.402	614	87.69

Total:	21	5,985,530.58	100.00	7.402	614	87.69

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Coverage	26	7,122,398.01	100.00	7.313	614	87.93

Total:	26	7,122,398.01	100.00	7.313	614	87.93

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.